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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of Earliest Event Reported) - July 15, 2003


                                 ---------------


                        THE ULTIMATE SOFTWARE GROUP, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                    000-24347                 65-0694077
 ----------------------------    ------------------------    -------------------
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)




           2000 ULTIMATE WAY, WESTON, FLORIDA                         33326
        ----------------------------------------                    ----------
        (Address of principal executive offices)                    (Zip Code)


                                 (954) 331-7000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

         On July 15, 2003, The Ultimate Software Group, Inc. (the "Company") entered into a Purchase Agreement (the "Purchase Agreement") pursuant to which it sold 2,200,000 newly issued shares of its common stock, par value $0.01 per share (the "Common Stock"), to two institutional investors in a private placement for gross proceeds of approximately $11.7 million. The shares of Common Stock were sold at $5.30 per share. After deducting commissions and expenses, the Company received approximately $11.0 million. The Company intends to use the proceeds for general corporate purposes, including working capital.

         In connection with the Purchase Agreement, the Company and the institutional investors entered into a Registration Rights Agreement (the "Registration Rights Agreement") and the Company, the institutional investors and an escrow agent entered into an Escrow Agreement (the "Escrow Agreement").

         The foregoing description of the Purchase Agreement, Registration Rights Agreement and Escrow Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, Registration Rights Agreement and Escrow Agreement, copies of which are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

         On July 16, 2003, the Company issued a press release announcing the foregoing transaction. A copy of the press release is filed herewith as Exhibit
99.4 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

     NUMBER                         DESCRIPTION
     ------                         -----------

      99.1 Securities Purchase Agreement, by and among the Company and the purchasers named therein, dated July 15, 2003

      99.2 Registration Rights Agreement, by and among the Company and the purchasers named therein, dated July 15, 2003

      99.3 Escrow Agreement, by and among the Company, the purchasers named therein and Feldman Weinstein LLP, dated July 15, 2003

      99.4     Press Release, dated July 16, 2003



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      THE ULTIMATE SOFTWARE GROUP, INC.


                                      By: /s/ MITCHELL K. DAUERMAN
                                          --------------------------------------
                                          Mitchell K. Dauerman
                                          Executive Vice President, Chief
                                          Financial Officer and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)

Dated: July 16, 2003